Mutual Funds	|	Alternative	|	8.1.2014

Guggenheim Funds Summary Prospectus
Class A, Class C and Institutional

Ticker Symbol			Fund Name
Class A	Class C	Institutional
RYAMX	RYISX	RYQTX	Guggenheim Long Short Equity Fund (formerly, U.S. Long Short Momentum Fund)

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/prospectuses-and-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestements.com. The Fund’s Prospectus and SAI, both dated August 1, 2014, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

SUMLSMAC-0814x0815	guggenheiminvestments.com

LONG SHORT EQUITY FUND (FORMERLY, U.S. LONG SHORT MOMENTUM FUND)

INVESTMENT OBJECTIVE
The Long Short Equity Fund (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class A shares, Class C shares or Institutional shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 390 of the Prospectus and in the “Sales Charges, Reductions, and Waivers” section beginning on page 91 of the Fund’s Statement of Additional Information (the “SAI”).

	Class A	Class C	Institutional
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.19%	1.21%	1.21%
Short Sales Dividend and Interest Expense	0.66%	0.69%	0.69%
Remaining Other Expenses	0.53%	0.52%	0.52%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses*	2.39%	3.16%	2.16%

*
The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$1,185	$1,690	$3,072
Class C	$419	$974	$1,654	$3,467
Institutional	$219	$676	$1,159	$2,493

2 | SUMMARY PROSPECTUS

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$319	$974	$1,654	$3,467

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 256% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in long and short equity or equity-like securities, including individual securities and derivatives (based on their notional value for purposes of this 80% calculation) giving exposure (i.e., economic characteristics similar to) to different sectors or industries to which the Fund is seeking exposure. The Fund seeks to respond to the dynamically changing economy by moving its investments among different industries and styles (i.e., non-industry factors including, but not limited to, valuations, growth prospects and capitalization). The Advisor allocates investments to industries and styles according to several measures of momentum. Companies associated with industries and/or styles demonstrating positive momentum are favored while those experiencing negative momentum are disfavored. The Fund may hold both long and short positions. Equity positions are determined based on their associated industry and style momentum, risk characteristics, and liquidity. The Fund invests in equity securities, including small-, mid-, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts (“ADRs”), but also may invest in derivative instruments which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries to which the Fund is seeking exposure. The Fund may invest in derivatives to hedge or gain leveraged exposure to a particular sector, industry or company depending on market conditions.

Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant.

Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also may enter into short sales of broad-based stock indices for hedging purposes in an effort to reduce portfolio risk or volatility. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives positions or for defensive purposes to seek to avoid losses during adverse market conditions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

3 | SUMMARY PROSPECTUS

Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

CLO RISK—Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CREDIT RISK—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.

DEPOSITARY RECEIPT RISK—The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity

4 | SUMMARY PROSPECTUS

that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

5 | SUMMARY PROSPECTUS

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including, exchange-traded funds, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the expenses of the underlying investment vehicles’ expenses.

INVESTMENTS IN LOANS RISK—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

LARGE-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK—The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed.  As a result, such investments may give rise to losses that exceed the amount invested in those instruments.  The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

MID-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The Fund’s investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

REPURCHASE AGREEMENT RISK—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SECTOR RISK—Because the Fund seeks to gain exposure to different industries and sectors in the economy, from time to time, it may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector of the economy. To the extent the Fund has significant investment exposure to an industry or sector, such exposure may

6 | SUMMARY PROSPECTUS

present more risks than if the Fund’s investments were more broadly diversified. While the Fund’s sector and industry exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors and industries the Fund may have exposure to over time and should not be relied on as such.

BASIC MATERIALS SECTOR RISK—To the extent that the Fund’s investments are focused in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the basic materials sector. The prices of the securities of basic materials companies also may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

ENERGY SECTOR RISK—To the extent that the Fund’s investments are focused in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy and energy commodities sectors. The prices of the securities of energy companies also may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FINANCIAL SERVICES SECTOR RISK—To the extent that the Fund’s investments are exposed to in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Such issuers include counterparties with which the Fund may enter into swap agreements or other contractual instruments. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact on a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses.

REAL ESTATE SECTOR RISK—To the extent that the Fund’s investments are focused in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Investments in real estate companies and REITs also may subject the Fund to the risks associated with the direct ownership of real estate. In addition to these risks, REITs are dependent on specialized management skills. These factors may increase the volatility of the Fund’s investments in REITs.

TECHNOLOGY SECTOR RISK—To the extent that the Fund’s investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

SHORT SALES RISK—Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

7 | SUMMARY PROSPECTUS

SMALL-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK— If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following tables show the performance of the Class A shares, Class C shares and Institutional shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and tables assume the reinvestment of dividends and capital gains distributions but do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. On May 28, 2010 and October 30, 2013, the Fund’s principal investment strategies were revised; therefore, the performance and average annual total returns shown for periods prior to May 28, 2010 and October 30, 2013 may have differed had the Fund’s current investment strategy been in effect during those periods.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800.820.0888.

The performance information shown below for Class C shares is based on a calendar year. The year-to-date return for the period from January 1, 2014 through June 30, 2014 is -0.79%.

Highest Quarter Return		Lowest Quarter Return
Q3 2009	15.68%	Q4 2008	-21.85%

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AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2013)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A	Past 1 Year	Past 5 Years	Since Inception (3/31/2004)
Return Before Taxes	12.59%	8.99%	4.43%
Return After Taxes on Distributions	12.59%	8.96%	4.20%
Return After Taxes on Distributions and Sale of Fund Shares	7.13%	7.10%	3.52%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	11.14%	3.04%	0.10%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.71%	7.85%

Class C	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	16.30%	9.22%	4.33%
Return After Taxes on Distributions	16.30%	9.19%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares	9.23%	7.29%	3.45%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	11.14%	3.04%	0.39%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.71%	7.88%

Institutional	Past 1 Year	Since Inception (11/30/2011)
Return Before Taxes	18.43%	10.92%
Return After Taxes on Distributions	18.43%	10.90%
Return After Taxes on Distributions and Sale of Fund Shares	10.43%	8.42%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	11.14%	7.15%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	24.06%

MANAGEMENT

INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

9 | SUMMARY PROSPECTUS

PURCHASE AND SALE OF FUND SHARES
To purchase Institutional shares of the Fund, you generally must invest a minimum amount of $2 million in the Fund or meet certain other eligibility criteria. The minimum initial investment amounts and account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts

Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.

For Institutional shares, if you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent or through a financial intermediary in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.

There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you. For questions about Institutional shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Funds invested through tax-deferred arrangements may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

10 | SUMMARY PROSPECTUS

805 King Farm Boulevard, Suite 600
Rockville, MD 20850
800.820.0888
guggenheiminvestments.com